Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Keenova Therapeutics plc (“the Company”) hereby certify to their knowledge that the Company's quarterly report on Form 10-Q for the period ended June 30, 2026 (“the Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Sigurdur Olafsson
Sigurdur Olafsson
President and Chief Executive Officer (principal executive officer)
August 11, 2026

By:	/s/ Christiana Stamoulis
Christiana Stamoulis
President and Chief Financial Officer (principal financial officer)
August 11, 2026